                                                          EXHIBIT 4(c)

COMMON STOCK                       COMMON STOCK


NUMBER            [Text shown ]                             SHARES
NR                [in this    ]
                  [section    ]      OWENS-CORNING
                  [appears in ]      FIBERGLAS CORPORATION
                  [engraved   ]      CORPORATE
                  [border bars]      DELAWARE 1938
                                     SEAL

                 [Stock vignette graphic:
                  semi globe, surmounted
                  by eagle, flanked by 2
                       male figures]

THIS CERTIFICATE IS      CUSIP 69073F 10 3
TRANSFERABLE IN NEW      [overstamped in color red]
YORK AND TORONTO         SEE REVERSE FOR CERTAIN DEFINITIONS


 NAME CHANGED TO OWENS CORNING [overstamped diagonally in color red]
                OWENS-CORNING FIBERGLAS CORPORATION
      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS IS TO CERTIFY THAT
 IS THE OWNER OF

  FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF 10c EACH OF
                        THE COMMON STOCK OF

Owens-Corning Fiberglas Corporation (hereinafter  referred
to  as the "Corporation") transferable on the books of the
Corporation  by  the holder hereof in person  or  by  duly
authorized  attorney  upon surrender of  this  certificate
properly   endorsed.  This  certificate  and  the   shares
represented hereby are issued and shall be held subject to
all of the provisions of the Certificate of Incorporation,
as   amended,  of  the  Corporation  (a  copy   of   which
certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the seal of the Corporation and the signatures of its duly authorized officers.


Dated

Countersigned and Registered:
CHEMICAL MELLON SHAREHOLDER SERVICES
     Transfer Agent
     and Registrar,

BY                     /s/                /s/
  Authorized Officer    Secretary       Chairman of the Board and
                                        Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




 TEN COM -as tenants in common              UNIF GIFT MIN ACT-
 TEN ENT -as tenants by the entireties      _____Custodian___
 JT TEN  -as joint tenants with right       (Cust)     (Minor)
          of survivorship and not as        under Uniform Gifts
          tenants in common                 to Minors
                                            Act________________
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

  For value received,________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________________________

__________________________________________________________


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE
__________________________________________________________

__________________________________________________________

____________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________

___________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________



                         X_______________________________________


                            NOTICE:  THE SIGNATURE TO THIS
                            ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON
                            THE FACE OF THE CERTIFICATE IN
                            EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT, OR
                            ANY CHANGE WHATEVER. [Notice
                            appears vertically on right side
                            of certificate]

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Company and Manufacturers Hanover Trust Company dated as of
  December 18, 1986 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or an Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) will become null and void.